Trust for Credit Unions
                          Money Market Portfolio


                     Supplement dated October 4, 1996
                 to the Prospectus dated December 1, 1995


The following paragraph on page 11 of the Prospectus has been deleted:

     It is the intent of the Fund that more than 25% of the value of the total assets of the Money Market Portfolio will be invested in bank obligations, except that if adverse economic conditions prevail in the banking industry the Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations. See "Description of Investments - Bank Obligations."



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                          Trust for Credit Unions
                          Money Market Portfolio

                     Supplement dated October 4, 1996
                to the Statement of Additional Information
                          dated December 1, 1995


     Paragraph (1) under the Investment Restrictions on page B-39 has been amended to read as follows:

     (1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Mortgage Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Government Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Mortgage Securities Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.